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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 1996



                          AMERICAN EXPRESS COMPANY
        --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             New York                   1-7657          13-4922250
     ----------------------------     ------------     ---------------
     (State or other jurisdiction     (Commission      (IRS Employer
         of incorporation)            File Number)     Identification)



   World Financial Center, 200 Vesey Street
   New York, New York                                         10285
   -----------------------------------------             ------------
   (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number,                      (212) 640-2000
   including area code                                 ----------------


   --------------------------------------------------------------------------
    (Former name or former address, if changed since last report.)

==============================================================================

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Item 5.  Other Events


     On July 22, 1996, American Express Company issued the following press release:


NEW YORK, July 22, 1996 - American Express Company today reported second quarter net income of $452 million, up 10 percent from a year ago.

   On a per share basis, second quarter net income was $0.93, compared with $0.81 a year ago, an increase of 15 percent.


   Travel Related Services (TRS) reported second quarter net income of

$322 million, an 8 percent increase over net income of $298 million a year ago.

   Last year's results included income from AMEX Life, a subsidiary that was sold in October 1995.  Excluding the year ago results for AMEX Life,

TRS' net income grew approximately 12 percent, revenues increased approximately 5 percent and expenses were up approximately 4 percent,

compared with the year ago quarter.

   Net revenues reflect an increase in worldwide billed business on

American Express Cards and growth in Cardmember loans outstanding.  The increase in billed business resulted from higher spending per

Cardmember, due in part to the benefits of rewards programs and increased merchant coverage, as well as growth in the number of Cards outstanding.  These increases were partially offset by a decrease in net card fees, reflecting the Company's strategy of growing its lending portfolio through the issuance of low- and no-fee credit cards.


   The charge card provision for losses increased, primarily reflecting volume growth.

   American Express Financial Advisors (AEFA) reported record second quarter net income of $153 million, a 19 percent increase over net income of $129 million a year ago.

   Revenue and earnings growth benefited primarily from higher fee revenues due to an increase in managed assets and growth in distribution fees primarily from sales of mutual funds.

   AEFA reported record sales of mutual funds and life and other insurance products, as well as increased sales of annuities, while sales of investment certificates declined from last year.


   American Express Bank (AEB) reported second quarter net income of $14 million, compared with $19 million a year ago.

   The decline in earnings reflects lower revenues, partly offset by expense savings. These results reflect the impact of the Bank's continued efforts to focus on strategic markets and eliminate low return activities, as well as the impact of cost reduction initiatives.


   Corporate and Other reported second quarter net expenses of $37 million, compared with net expenses of $36 million a year ago.

                           *     *     *

   American Express Company, a global travel and financial services firm founded in 1850, provides customers with a variety of products and services consistent with its brand.  The Company provides individuals with charge and credit cards, travelers cheques and other stored value products.  It also offers financial planning, brokerage services, mutual funds, insurance and other investment products.

   Through its family of Corporate Card services, American Express helps companies and institutions manage their travel, entertainment and purchasing expenses. It provides investment management services and administers pension and other employee benefit plans.  The Company also offers accounting and tax preparation to small businesses, and financial education services to employees at their places of work.

   As the world's largest travel agency, American Express offers travel and related consulting services to individuals and corporations around the globe.  The Company also provides banking services to corporations,

wealthy entrepreneurs, financial institutions and retail customers outside the United States.

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                             AMERICAN EXPRESS COMPANY
                             ------------------------
                                 FINANCIAL SUMMARY
                                 -----------------
                                    (Unaudited)

(dollars in millions, except per share amounts)
                                       Three Months Ended
                                            June 30,
                                      --------------------   Percentage
                                         1996       1995     Inc/(Dec)
                                         ----       ----     ----------
Revenues by Industry Segment (A)
- --------------------------------
     Travel Related Services              $2,901     $2,902     (0.1%)
     American Express Financial Advisors   1,017        911     11.7
     American Express Bank                   140        163    (14.4)
                                          -------    -------
                                           4,058      3,976      2.1
     Corporate and Other,
      including adjustments and
      eliminations                           (14)        (9)   (55.6)
                                          -------    -------
CONSOLIDATED REVENUES (A)                 $4,044     $3,967      1.9
                                          =======    =======

Pretax Income by Industry Segment
- ---------------------------------
     Travel Related Services                $459       $423       8.4%
     American Express Financial Advisors     231        192      20.6
     American Express Bank                    22         28     (21.1)
                                           ------     ------
                                             712        643      10.8

     Corporate and Other                     (76)       (71)     (8.5)
                                           ------     ------
PRETAX INCOME                               $636       $572      11.1
                                           ======     ======

Net Income by Industry Segment
- ------------------------------
     Travel Related Services                $322       $298      8.1%
     American Express Financial Advisors     153        129     18.6
     American Express Bank                    14         19    (25.1)
                                           ------      ------
                                             489        446      9.7

     Corporate and Other                     (37)       (36)    (1.6)
                                           ------      ------
NET INCOME                                  $452       $410     10.4
                                           ======      ======

NET INCOME PER COMMON SHARE                 $0.93      $0.81    14.8
                                          =======    ========
Cash dividends declared per common share   $0.225     $0.225
                                          =======    ========
Average shares outstanding (000's)        487,048    499,269
                                          =======    ========
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                                          Six Months Ended
                                              June 30,
                                         ------------------   Percentage
                                           1996       1995     Inc/(Dec)
                                           ----       ----    ----------
Revenues by Industry Segment (A)
- --------------------------------
     Travel Related Services               $5,651     $5,643     0.1%
     American Express Financial Advisors    2,020      1,785    13.2
     American Express Bank                    285        323   (11.8)
                                           -------    ------
                                            7,956      7,751     2.6
     Corporate and Other,
        including adjustments and
        eliminations                          (30)       (13) (130.8)
                                           -------     ------
CONSOLIDATED REVENUES (A)                   $7,926     $7,738    2.4
                                           =======     ======

Pretax Income by Industry Segment
- ---------------------------------
     Travel Related Services                  $875       $800    9.3%
     American Express Financial Advisors       428        356   20.3
     American Express Bank                      51         50    2.7
                                            -------    -------
                                             1,354      1,206   12.3

     Corporate and Other                      (154)      (136) (13.3)
                                            -------    -------
PRETAX INCOME                               $1,200     $1,070   12.2
                                            =======    =======
Net Income by Industry Segment
- ------------------------------
     Travel Related Services                   $609       $562   8.3%
     American Express Financial Advisors        283        236  19.7
     American Express Bank                       33         35  (4.0)
                                             -------    -------
                                                925        833  11.0

     Corporate and Other                        (76)       (70) (8.7)
                                             -------    -------
NET INCOME                                     $849       $763  11.2
                                             =======    =======

NET INCOME PER COMMON SHARE                   $1.73      $1.51  14.6
                                            ========   ========
Cash dividends declared per common share     $0.450     $0.450
                                            ========   ========
Average shares outstanding (000's)          488,950    500,638
                                            ========   ========


(A) Revenues are reported net of interest expense, where applicable.

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
(Preliminary)
                                Travel Related Services
                                -----------------------
                                  Statement of Income
                                  -------------------

                                      (Unaudited)

(Dollars in millions)

                                              Three Months Ended
                                                    June 30,
                                              -------------------   Percentage
                                              1996          1995     Inc/(Dec)
                                              ----          ----    ----------
Net Revenues:
     Discount Revenue                        $1,247         $1,112     12.2%
     Net Card Fees                              414            436     (5.1)
     Travel Commissions and Fees                329            320      3.0
     Interest and Dividends                     211            256    (17.6)
     Other Revenues                             451            526    (14.4)
                                             --------       -------
                                              2,652          2,650      0.1
                                             --------       -------
     Lending:
       Finance Charge Revenue                   371            376     (1.3)
       Interest Expense                         122            124     (1.2)
                                              -------       -------
              Net Finance Charge Revenue        249            252     (1.4)
                                              -------       -------
                    Total Net Revenues        2,901          2,902     (0.1)
                                              -------       -------
Expenses:
     Marketing and Promotion                    252            250      0.6
     Provision for Losses and Claims:
          Charge Card                           248            199     24.5
          Lending                               126            126      0.2
          Other                                  26            124    (79.0)
                                              -------       -------
                    Total                       400            449    (10.9)
                                              -------       -------
     Interest Expense:
          Charge Card                           171            170      0.6
          Other                                 114            114      0.3
                                              -------        -------
                    Total                       285            284      0.5
     Net Discount Expense                       125            107     16.7
     Human Resources                            721            705      2.3
     Other Operating Expenses                   659            684     (3.8)
                                              -------        -------
                    Total Expenses            2,442          2,479     (1.5)
                                              -------        -------
Pretax Income                                   459            423      8.4
Income Tax Provision                            137            125      9.3
                                              -------        -------
Net Income                                     $322           $298      8.1
                                              =======        =======
Notes: Certain prior year amounts have been reclassified to conform to the current year's presentation.

The impact on the Statement of Income related to TRS' securitized receivables and loans was as follows:

      Increase Other Revenues                   $42            $20
      Decrease Lending Finance Charge Revenue   (32)             -
      Decrease Lending Interest Expense           8              -
      Decrease Provision for Losses and Claims:
         Charge Card                             54             46
         Lending                                 12              -
      Decrease Interest Expense -
         Charge Card                             41             41
      Increase Net Discount Expense            (125)          (107)
                                               -----          -----
         Pretax Income                           $0             $0
                                               =====          =====
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(Preliminary)

                          Travel Related Services (continued)
                          -----------------------------------
                            Selected Statistical Information
                            --------------------------------
                                      (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                              Three Months Ended
                                                    June 30,
                                           ----------------------- Percentage
                                             1996           1995    Inc/(Dec)
                                             ----           ----   ----------
Total Cards in Force (millions):
     United States                             27.5           25.7      7.1%
     Outside the United States*                11.8           11.5      2.2
                                              -----          -----
           Total                               39.3           37.2      5.6
                                              =====          =====
Basic Cards in Force (millions):
     United States                             20.9           19.1      9.5
     Outside the United States*                 9.3            9.1      2.5
                                              -----          -----
           Total                               30.2           28.2      7.3
                                              =====          =====
Card Billed Business:
    United States                             $32.6          $28.7     13.7
    Outside the United States*                 13.2           11.9     10.7
                                              -----          -----
          Total                               $45.8          $40.6     12.8
                                              =====          =====

Owned and Managed Cardmember Receivables
   (excluding Revolving Card Products):
   Total Cardmember Receivables               $20.6          $17.9     14.9
   90 Days Past Due as a % of Total
      Cardmember Receivables                   3.7%           3.6%        -
   Total Loss Reserves                         $1.1           $0.9     17.6
      % of Cardmember Receivables              5.1%           5.0%        -
      % of 90 Days Past Due                    138%           140%        -
   Cardmember Receivables Loss Ratio,
      Net of Recoveries                        0.5%           0.5%        -

Owned and Managed U.S. Cardmember Lending
   (including Revolving Card Products):
   Total Cardmember Loans                     $10.5           $8.6     21.4
   30 Days Past Due as a % of Total
      Cardmember Loans                         3.2%           3.6%        -
   Total Loss Reserves                         $0.5           $0.4     22.2
      % of Cardmember Loans                    4.5%           4.4%        -
      % of 30 Days Past Due                    135%           123%        -
   Write-Off Rates                             5.2%           4.4%        -

Travelers Cheque Sales                         $6.7           $6.9     (2.3)
Average Travelers Cheques
    Outstanding                                $6.1           $6.1     (1.0)
Travel Sales                                   $4.0           $4.0      2.3
Return on Average Equity **                   24.8%          24.5%        -

* Both years include Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
**  ROE is calculated excluding the effect of SFAS #115.

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

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(Preliminary)
                         American Express Financial Advisors
                         -----------------------------------
                                 Statement of Income
                                 -------------------
                                     (Unaudited)

(Dollars in millions, except where indicated)

                                              Three Months Ended
                                                    June 30,
                                            ---------------------  Percentage
                                             1996           1995    Inc/(Dec)
                                             ----           ----   -----------
Revenues:
      Investment Income                        $562           $549      2.4%
      Management and Distribution Fees          296            227     30.8
      Other Income                              159            135     17.4
                                             -------         -------
                      Total Revenues          1,017            911     11.7
                                             -------         -------
Expenses:
    Provision for Losses and Benefits:
         Annuities                              298            290      2.7
         Insurance                              102            103     (1.1)
         Investment Certificates                 48             46      3.6
                                             -------         -------
                      Total                     448            439      1.9
    Human Resources                             252            216     16.2
    Other Operating Expenses                     86             64     36.6
                                             -------         -------
         Total Expenses                         786            719      9.3
                                             -------         -------
Pretax Income                                   231            192     20.6
Income Tax Provision                             78             63     24.8
                                             -------         -------
Net Income                                     $153           $129     18.6
                                             =======         =======

                           Selected Statistical Information
                           --------------------------------

Life Insurance in Force (billions)             $63.0          $55.9     12.7
                                              =======         ======
Assets Owned and/or Managed (billions):
  Assets managed for institutions              $34.8          $33.1      5.4
  Assets owned and managed for individuals:
            Owned Assets                        49.7           45.0     10.5
            Managed Assets                      54.0           43.3     24.3
                                              -------        -------
                      Total                   $138.5         $121.4     14.0
                                              =======        =======

Sales of Selected Products:
      Mutual Funds                            $3,762         $2,364     59.1
      Annuities                               $1,125           $961     17.0
      Investment Certificates                   $186           $604    (69.3)
      Life and Other Insurance Sales            $113            $96     17.8

Number of Financial Advisors                   7,997          7,918      1.0
Fees From Financial Plans (thousands)        $11,584         $9,625     20.4
Product Sales Generated from Financial
    Plans as a Percentage of Total Sales        62.9%          64.1%       -
Return on Average Equity*                       19.9%          19.0%       -

* ROE is calculated excluding the effect of SFAS #115.

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(Preliminary)
                                American Express Bank
                                ---------------------
                                 Statement of Income
                                 -------------------
                                    (Unaudited)

(Dollars in millions)

                                             Three Months Ended
                                                  June 30,
                                            --------------------  Percentage
                                             1996           1995   Inc/(Dec)
                                             ----           ----  ----------
Net Revenues:
     Interest Income                           $207           $233    (11.1%)
     Interest Expense                           135            152    (11.2)
                                               ----           ----
          Net Interest Income                    72             81    (11.0)
     Commissions, Fees and Other Revenues        48             61    (22.8)
     Foreign Exchange Income                     20             21     (3.2)
                                               ----           ----
          Total Net Revenues                    140            163    (14.4)
                                               ----           ----
Provision for Credit Losses                       4              1       #
                                               ----           ----
Expenses:
     Human Resources                             54             65    (17.2)
     Other Operating Expenses                    60             69    (14.2)
                                               ----           ----
          Total Expenses                        114            134    (15.6)
                                               ----           ----
Pretax Income                                    22             28    (21.1)
Income Tax Provision                              8              9    (12.4)
                                               ----           ----
Net Income                                      $14            $19    (25.1)
                                               ====           ====

                          Selected Statistical Information
                          --------------------------------

Return on Average Assets                       0.49%          0.57%      -
Return on Average Common Equity*               7.83%          9.87%      -
Total Loans                                  $5,474         $5,431      0.8
Reserve for Credit Losses                      $113           $115     (1.4)
Total Nonperforming Loans                       $38            $32     19.3
Other Real Estate Owned                         $48            $53     (9.9)
Risk-Based Capital Ratios:
     Tier 1                                     9.1%           8.3%      -
     Total                                     12.9%          15.8%      -
Leverage Ratio                                  5.8%           5.2%      -

# Denotes variance of more than 100%.
* ROE is calculated excluding the effect of SFAS #115.
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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         AMERICAN EXPRESS COMPANY


                         By:    /s/ Stephen P. Norman
                                ----------------------------------
                         Name:  Stephen P. Norman
                         Title: Secretary



Dated:  July 23, 1996

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